CleanSpark Reports First Quarter FY2023 Financial Results

First quarter revenue of $27.8 million, net GAAP loss of $(29.0) million and Adjusted EBITDA of ($1.4) million; Mined 1,531 Bitcoin, a 132% increase over same prior year period

LAS VEGAS, FEBRUARY 9, 2023 -- CleanSpark, Inc. (Nasdaq: CLSK) (the "Company"), America's Bitcoin Miner™, today reported financial results for the three months ended December 31, 2022.

“We have reliably grown, quarter over quarter, as we execute an operational strategy that we believe makes us one of the fastest growing, most reliable, and most efficient publicly traded bitcoin miners in North America,” said Chief Executive Officer Zach Bradford. “While we faced headwinds due to depressed bitcoin prices during most of our fiscal first quarter, we persisted and grew. Our average hashrate rapidly increased, outpacing global hashrate, and we mined the most bitcoin ever in a single quarter. Last month we had our highest monthly production ever, at nearly 700 bitcoins. We are starting to see all the hard work we put in during our last quarter pay off and we expect to continue to deliver on our goals as we work toward our calendar year end guidance of 16 EH/s.”

“Exactly one year ago we shared our vision and strategy for being a top five miner. Not only did we achieve that goal rather quickly, but we have also set the tone for other miners about what a proper and prudent business model looks like in this industry,” said Chief Financial Officer Gary A. Vecchiarelli. “We have been thoughtful and calculated buyers in this market, seeking out accretive acquisitions and efficiently deploying capital. We have been successful in sourcing and closing transactions which not only grow our percentage of the total global hash rate, but also produce meaningful bitcoin and cash flow while still paying down what little debt we have. Despite recent macro headwinds in our first quarter, we are excited for 2023 as a year of continued execution and growth.”

Q1 Financial Highlights

Financial Results for the Three Months Ended December 31, 2022

•
Revenues for the quarter were $27.8 million, a decrease of $9.3 million, or 25%, from $37.1 million for the same prior year period.
•
The Company recognized a net loss for the three months ended December 31, 2022, of $(29.0) million, compared to net income of $14.5 million for the same prior year period.
•
Adjusted EBITDA* decreased to ($1.4) million, compared to Adjusted EBITDA of $25.1 million from the same prior year period.
•
The Company saw sequential revenues increase in the first quarter of fiscal 2023 compared to the fiscal quarter ended September 30, 2022. Revenues increased $1.6 million, or 6%, from the preceding fourth quarter. Net loss for the first quarter was ($29.0) million, decreasing $13.3 million from the fiscal 2022 fourth quarter net loss of

($42.3) million. Adjusted EBITDA was ($1.4) million, compared to $2.9 million in the preceding fourth quarter.

Balance Sheet Highlights as of December 31, 2022

Assets

•
Cash: $2.1 million
•
Bitcoin: $3.9 million (based upon a per bitcoin price of approximately $17,000 at December 31, 2022)
•
Total Current assets: $21.2 million
•
Total Mining assets(including prepaid deposits & miners, net of accumulated depreciation): $349.0 million
•
Total Assets: $487 million

Liabilities and Stockholders' Equity

•
Current Liabilities: $41.6 million
•
Total Liabilities: $59.8 million
•
Total Stockholders' Equity: $427.0 million

The Company’s liquidity, in cash and bitcoin, was approximately $6.0m as of December 31, 2022. The Company’s debt totaled $19.6 million at December 31, 2022, as the Company paid down $1.6 million or approximately 8% of its outstanding debt in the fourth quarter.

*See “Non-GAAP Measure” below.

Investor Conference Call and Webcast

The Company will hold its first quarter 2023 earnings presentation and business update for investors and analysts today, February 9, 2023, at 1:30p.m. PT / 4:30p.m. ET.

Webcast URL: https://www.cleanspark.com/investor-relations/clsk-earnings

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (NASDAQ: CLSK) is America’s Bitcoin Miner. Since 2014, we’ve helped people achieve energy independence for their homes and businesses. In 2020, we transitioned that expertise to develop sustainable infrastructure for Bitcoin, an essential tool for financial independence and inclusion. We strive to leave the planet better than we found it by sourcing and investing in low-carbon energy, like wind, solar, nuclear, and hydro. We cultivate trust and transparency among our employees, the communities we operate in, and the people around the world who depend on Bitcoin. CleanSpark holds the 44th spot on the Financial Times' 2022 List of the 500 Fastest Growing Companies in the Americas and ranks thirteenth on Deloitte’s Fast 500. For more information about CleanSpark, please visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements contained in this press release include, but are not limited to statements regarding the Company’s future results of operations and financial position, industry and business trends, strategy, plans and market growth and its objectives for future operations. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions.

The forward-looking statements in this press release are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of the Company's bitcoin mining activities; the volatility of bitcoin value and energy prices; disruptions in the crypto asset markets; increased risk of legal proceedings and government investigations; market perception of the Company’s business and the crypto asset markets generally; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts and power rates; the expectations of future revenue growth may not be realized; ongoing demand for the Company's software products and related services; the impact of global pandemics (including COVID-19) on logistics and shipping; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 and any subsequent filings with the SEC. The forward-looking statements in this press release are based upon information available to the Company as of the date of this press release, and such information may be limited or incomplete, and the Company's statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Except as required by applicable law, the Company does not undertake any obligations to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

($ in thousands, except par value and share amounts)

	December 31, 2022	September 30, 2022
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$2,061	$20,463
Accounts receivable, net	30	27
Inventory	392	216
Prepaid expense and other current assets	6,069	7,931
Bitcoin	3,863	11,147
Derivative investment asset	1,685	2,956
Investment in debt security, AFS, at fair value	639	610
Current assets held for sale	6,447	7,426
Total current assets	$21,186	$50,776

Property and equipment, net	$434,777	$376,781
Operating lease right of use asset	5,482	551
Intangible assets, net	6,213	6,485
Deposits on mining equipment	5,814	12,497
Other long-term asset	4,640	3,990
Goodwill	8,043	—
Long-term assets held for sale	634	1,545
Total assets	$486,789	$452,625

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$27,927	$24,662
Operating lease liability	260	113
Finance lease liability	218	260
Contingent consideration	4,840	—
Current portion of long-term loans payable	7,504	7,786
Dividends payable	21	21
Current liabilities held for sale	830	1,199
Total current liabilities	$41,600	$34,041
Long-term liabilities
Operating lease liability, net of current portion	5,457	447
Finance lease liability, net of current portion	129	180
Loans payable, net of current portion	12,099	13,433
Long-term liabilities held for sale	469	512
Total liabilities	$59,754	$48,613

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS (continued)

($ in thousands, except par value and share amounts)

	December 31, 2022	September 30, 2022
	(Unaudited)
Stockholders' equity
Common stock; $0.001 par value; 100,000,000 shares authorized; 71,743,930 and 55,661,337 shares issued and outstanding, respectively	72	56
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding, respectively	2	2
Additional paid-in capital	651,907	599,898
Accumulated other comprehensive income	139	110
Accumulated deficit	(225,085)	(196,054)
Total stockholders' equity	427,035	404,012

Total liabilities and stockholders' equity	$486,789	$452,625

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended
	December 31, 2022	December 31, 2021
Revenues, net
Bitcoin mining revenue, net	$27,746	$36,975
Other services revenue	73	150
Total revenues, net	$27,819	$37,125

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	20,416	5,636
Professional fees	2,831	3,102
Payroll expenses	9,802	7,328
General and administrative expenses	3,724	1,816
Loss on disposal of assets	—	278
Other impairment expense (related to bitcoin)	83	6,222
Realized loss (gain) on sale of bitcoin	517	(9,995)
Depreciation and amortization	19,329	7,427
Total costs and expenses	$56,702	$21,814

(Loss) Income from operations	(28,883)	15,311

Other income (expense)
Change in fair value of contingent consideration	485	55
Realized gain on sale of equity security	—	1
Unrealized loss on equity security	—	(2)
Unrealized (loss) gain on derivative security	(1,271)	299
Interest income	70	33
Interest expense	(889)	(53)
Total other (expense) income	(1,605)	333

(Loss) Income before income tax (expense) or benefit	(30,488)	15,644
Income tax expense	—	—
(Loss) income from continuing operations	$(30,488)	$15,644

Discontinued operations
Income (loss) from discontinued operations	$1,457	$(1,158)
Income tax (expense) or benefit	—	—
Income (loss) on discontinued operations	$1,457	$(1,158)

Net (loss) income	$(29,031)	$14,486

Preferred stock dividends	—	315

Net (loss) income attributable to common shareholders	$(29,031)	$14,171

Other comprehensive income	29	18

Total comprehensive (loss) income attributable to common shareholders	$(29,002)	$14,189

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)(Continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended
	December 31, 2022	December 31, 2021
(Loss) income from continuing operations per common share - basic	$(0.46)	$0.38

Weighted average common shares outstanding - basic	66,395,174	40,279,938

(Loss) income from continuing operations per common share - diluted	(0.46)	0.38

Weighted average common shares outstanding - diluted	66,395,174	40,485,761

Income (loss) on discontinued operations per common share - basic	$0.02	$(0.03)

Weighted average common shares outstanding - basic	66,395,174	40,279,938

Income (loss) on discontinued operations per common share - diluted	$0.02	$(0.03)

Weighted average common shares outstanding - diluted	67,400,334	40,279,938

Non-GAAP Measure

The Company presents Adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP"). The Company’s non-GAAP “Adjusted EBITDA” represents earnings before interest, taxes, depreciation and amortization that excludes (i) impacts of interest, taxes, and depreciation; (ii) share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration in respect of previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of its general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived (including goodwill) and digital assets, which include the company’s bitcoin for which the accounting requires significant estimates and judgment, and where the resulting expenses could vary significantly in comparison to other companies; (iv) realized gains and losses on sales of bitcoin and equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company’s ongoing operating activities; (vi) gains and losses on disposal of assets, majority of which are related to obsolete or unrepairable machines that are no longer deployed; and (vii) gains and losses related to discontinued operations that would not be applicable to the Company’s future business activities. The Company's management believes that providing a non-GAAP financial measure that excludes these items allows for meaningful comparisons between what the Company's management considers to be the Company’s core business operating results and those of other companies, as well as providing the Company's management with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP Adjusted EBITDA, the Company’s management believes that this non-GAAP financial measure is also useful to investors and analysts in comparing the Company's performance across reporting periods on a consistent basis. The Company’s management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. The Company has also excluded impairment losses on assets, including impairments of its bitcoin in its non-GAAP financial measures, which may continue to occur in future periods as a result of the Company’s continued holdings of significant amounts of bitcoin.

The Company's Adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently. The Company's Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income (loss) or any other measure of performance derived in accordance with GAAP.

Although, the Company's management utilizes internally and presents Adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, the Company's non-GAAP financial measure is not meant to be considered in isolation of, and should be read in conjunction with the information contained in the Company's consolidated financial statements, which have been prepared in accordance with GAAP.

See below for a reconciliation of non-GAAP Adjusted EBITDA to the most directly comparable performance measure presented in accordance with GAAP (i.e., net loss).

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(UNAUDITED)

Three Months Ended December 31,
2023	2022
Revenues, net
Bitcoin mining, net	$27,746	$36,975
Other services revenue	73	150
Total revenues, net	$27,819	$37,125

Net (loss) income	$(29,031)	$14,486
Adjustments:
(Gain) loss on discontinued operations	$(1,457)	$1,158
Other impairment expense (related to bitcoin)	83	6,222
Depreciation and amortization	19,329	7,427
Share-based compensation expense	5,878	5,749
Change in fair value of contingent consideration	(485)	(55)
Realized loss (gain) on sale of bitcoin	517	(9,995)
Realized gain on sale of equity security	—	(1)
Unrealized loss on equity security	—	2
Unrealized loss (gain) on derivative security	1,271	(299)
Interest income	(70)	(33)
Interest expense	889	53
Loss on disposal of assets	—	278
Legal fees related to litigation	1,163	136
Legal fees related to financing & business development transactions	542	—
Total Adjusted EBITDA	$(1,371)	$25,128

Three months ended September 30, 2022
Revenues, net
Bitcoin mining, net	$26,118
Other services revenue	55
Total revenues, net	$26,173

Net loss	$(42,301)
Adjustments:
Loss on discontinued operations	$1,147
Other impairment expense (related to bitcoin)	758
Impairment expense – other	250
Impairment expense – goodwill	12,048
Depreciation and amortization	16,385
Share-based compensation expense	13,949
Change in fair value of contingent consideration	40
Realized gain on sale of bitcoin	(541)
Unrealized gain on derivative security	(194)
Interest income	(53)
Interest expense	703
Legal fees related to litigation	126
Legal fees related to financing & business development transactions	597
Severance expenses	15
Total Adjusted EBITDA	$2,929

Investor Relations Contact
Matt Schultz, Executive Chairman
ir@cleanspark.com

Media Contacts
Isaac Holyoak
pr@cleanspark.com

BlocksBridge Consulting
Nishant Sharma
cleanspark@blocksbridge.com